UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 25, 2015 (March 19, 2015)

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

500 Research Drive, Unit 3

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On March 19, 2015, Implant Sciences Corporation (the “Company”) and a group of accredited institutional investors (the “Investors”) and BAM Administrative Services LLC, an administrative agent for the Investors (the “Agent”), entered into a Consent and Omnibus Amendment to Secured Term Notes (the “Amendment”), pursuant to which:

•

the maturity of the Company’s indebtedness to the investors under a note purchase agreement dated March 19, 2014 was extended from March 31, 2015 to March 31, 2016, provided that in the event the we extend the maturity date on all obligations to DMRJ to a date past March 31, 2016, the maturity date shall automatically extend to such business day as is immediately prior to such extended maturity date, but in no event shall the maturity date be extended past March 31, 2017;

•

interest on the principal amount of the note shall accrue at fifteen percent (15%) per annum through March 31, 2015 and for the period commencing on April 1, 2015 and continuing thereafter though maturity, sixteen percent (16%) per annum; and

•

investors waived the Company’s compliance with certain financial covenants in each of the foregoing promissory notes and all related credit agreements through the new maturity date.

The Company’s subsidiaries, Accurel Systems International Corporation, C Acquisition Corp. and IMX Acquisition Corp., each of which has guaranteed the Company’s obligations under the note purchase agreement described above, joined in the execution of the Amendment, and guaranteed the Company’s obligations under the note purchase agreement, as amended, and reconfirmed their respective obligations as guarantors under the Company’s other credit documents.

On March 19, 2015, Implant Sciences Corporation (the “Company”) and DMRJ Group LLC (“DMRJ”) entered into an Omnibus Thirteenth Amendment to Credit Agreement and Fifteenth Amendment to Note and Warrant Purchase Agreement (the “Amendment”), pursuant to which:

•

the maturity of all of the Company’s indebtedness to DMRJ, including indebtedness under (i) an amended and restated senior secured convertible promissory note dated March 12, 2009 (the “March 2009 Note”), (ii) a senior secured promissory note dated July 1, 2009, (iii) an amended and restated revolving promissory note dated March 30, 2011, (iv) a senior secured convertible promissory note dated September 5, 2012 (the “September 2012 Note”) and, (v) a senior secured convertible promissory note dated February 28, 2013 (the “February 2013 Note”), was extended from March 31, 2015 to March 31, 2016;

•

DMRJ waived the Company’s compliance with certain financial covenants in each of the foregoing promissory notes and all related credit agreements through the new maturity date; and

•

DMRJ consented to the transactions contemplated by the Consent and Omnibus Amendment to the Secured Term Notes.

The Company’s subsidiaries, each of which has guaranteed all of the Company’s obligations to DMRJ, joined in the execution of the Amendment, and reconfirmed their respective obligations as guarantors under the Company’s credit documents with DMRJ.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures in Item 1.01 above, which are incorporated herein by this reference.

Item 7.01

Regulation FD Disclosure

On March 19, 2015, the Company issued a press release announcing the events described in Item 1.01 above. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.

Description

10.1

Consent and Omnibus Amendment to Secured Term Notes, dated as of March 19, 2015, between Implant Sciences Corporation, certain Investors and BAM Administrative Services, LLC, as Agent.

10.2

Omnibus Thirteenth Amendment to Credit Agreement and Fifteenth Amendment to Note and Warrant Purchase Agreement, dated as of March 19, 2015 between Implant Sciences Corporation and DMRJ Group LLC.

99.1

Press Release of Implant Sciences Corporation dated March 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Roger P. Deschenes

Roger P. Deschenes

Vice President, Finance and Chief Financial Officer

Date:  March 25, 2015

EXHIBIT INDEX

Exhibit No.

Description

10.1

Consent and Omnibus Amendment to Secured Term Notes, dated as of March 19, 2015, between Implant Sciences Corporation, certain Investors and BAM Administrative Services, LLC, as Agent.

10.2

Omnibus Thirteenth Amendment to Credit Agreement and Fifteenth Amendment to Note and Warrant Purchase Agreement, dated as of March 19, 2015 between Implant Sciences Corporation and DMRJ Group LLC.

99.1

Press Release of Implant Sciences Corporation dated March 19, 2015.